                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1995 95-3 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1995 to August 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of September, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                   Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                        CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                                        TRUST ACCOUNT #3334163-0
                                        REMITTANCE DATE:  9/15/95

                                                    Total $       Per $1,000
                                                    Amount         Original
                                                 -------------   -------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $6,972,889.09

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                 0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                      289,682.77      4.59813921
         b. Class A-2 Interest                      467,625.00      5.37500000
         c. Class A-3 Interest                      288,166.67      5.54166673
         d. Class A-4 Interest                      381,875.00      5.87500000
         e. Class A-5 Interest                      431,916.67      6.08333338
         f. Class A-6 Interest                      470,156.25      6.37500000

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                      .00             .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                      .00             .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                   2,818,959.68             N/A
         a. Scheduled Principal                     767,322.61             N/A
         b. Principal Prepayments                 1,505,606.38             N/A
         c. Liquidated Contracts                     75,102.94             N/A
         d. Repurchases                             470,927.75             N/A

     (6) Pool Scheduled Principal
         Balance                                491,986,532.05    979.68907969
    (6a) Pool Factor                                 .97968908
     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                              .00


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995
                                     Page 2


                       CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                       TRUST ACCOUNT #3334163-0
                       REMITTANCE DATE:  9/15/95

  (8) Class A Percentage for such Remittance
      Date (Until Class B Cross-Over Date,
      and on each Remittance Date thereafter
      unless each Class B Principal
      Distribution Test is satisfied, equals
      (a) the sum of the Class A Principal
      Balacce and the Class M-1 Principal
      Balance divided by (b) the Pool
      Scheduled Principal Balance)                     90.86%


   (9) Class A Percentage for the following
       Remittance Date                                 90.81%
  (10) Class A Principal Distribution:
       a. Class A-1                             2,818,959.68   44.74539175
       b. Class A-2                                      .00           .00
       c. Class A-3                                      .00           .00
       d. Class A-4                                      .00           .00
       e. Class A-5                                      .00           .00
       f. Class A-6                                      .00           .00

  (11) Class A-1 Principal Balance             52,800,132.05  838.09733413
 (11a) Class A-1 Pool Factor                       .83809733

  (12) Class A-2 Principal Balance             87,000,000.00  1000.0000000
 (12a) Class A-2 Pool Factor                      1.00000000

  (13) Class A-3 Principal Balance             52,000,000.00  1000.0000000
 (13a) Class A-3 Pool Factor                      1.00000000

  (14) Class A-4 Principal Balance             65,000,000.00  1000.0000000
 (14a) Class A-4 Pool Factor                      1.00000000

  (15) Class A-5 Principal Balance             71,000,000.00  1000.0000000
 (15a) Class A-5 Pool Factor                      1.00000000

  (16) Class A-6 Principal Balance             73,750,000.00  1000.0000000
 (16a) Class A-6 Pool Factor                      1.00000000

  (17) Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                              .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 3


                       CUSIP#'S  393505-GB2,GC0,GD8,GE6,GF3,GG1
                       TRUST ACCOUNT #3334163-0
                       REMITTANCE DATE:  9/15/95


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date
   (18)    31-59 days                   3,902,057.01                 135

   (19)    60 days or more              1,718,791.00                  58

   (20)    Current Month Repossessions    484,659.04                  21

   (21)    Repossession Inventory         703,929.49                  28

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 1999)

   (22) Average Sixty-Day Delinquency Ratio Test

        (a) Sixty-Day Delinquency Ratio for current
            Remittance Date                                          .35%

        (b) Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 3.5%)                             .17%

   (23) Average Thirty-Day Delinquency Ratio Test

        (a) Thirty-Day Delinquency Ratio for current
            Remittance Date                                          .79%

        (b) Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.5%)                             .61%

   (24) Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for the current Remittance
            Date (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 5.5% from June 1, 1999 to
            May 31, 2000, 6.5% from June 1, 2000 to
            May 31, 2001, 8.5% from June 1, 2001 to
            May 31, 2002 and 9.5% thereafter)                       .004%

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.25%, 6.45%, 6.65%,
                              7.05%, 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 4


                            CUSIP#'S 393505-GB2,GC0,GD8,GE6,GF3,GG1
                            TRUST ACCOUNT #3334163-0
                            REMITTANCE DATE:  9/15/95

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                 21,834.13

     (b) Current Realized Loss Ratio (total Realized
         Losses for the most recent three months,
         multiplied by 4, divided by arithmetic average
         of Pool Scheduled Principal Balances for third
         preceding Remittance and for current
         Remittance Date; may not exceed 2.25%)                    0.02%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any
         distributions on current Remittance Date)
         divided by pool Scheduled Principal Balance
         for prior Remittance Date (must equal or
         exceed 13.5%) and the Class B Principal
         Balance as of such Remittance Date is
         greater than or equal to $10,043,728.00                   9.14%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 5

                                                            CUSIP#'S 393505-GH9
                                                       TRUST ACCOUNT #3334163-0
                                                      REMITTANCE DATE:  9/15/95

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                  -------------   -------------
CLASS M1 CERTIFICATES
---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                               1,824,507.06

 A.   Interest
 (28) Aggregate interest
      a. Class M-1 Remittance Rate (7.95%,
          unless Weighted Average Contract
          Rate is below 7.95%)                            7.95%
      b. Class M-1 Interest                          299,450.00      6.62500000

 (29) Amount applied to Class M-1 Interest
      Deficiency Amount                                     .00               0

 (30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                     .00               0

 (31) Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall                .00               0

 (32) Remaining:
      a. Unpaid Class M-1 Interest Shortfall                .00               0

 B.   Principal
 (33) Formula Principal Distribution Amount
      a. Scheduled Principal                                .00             N/A
      b. Principal Prepayments                              .00             N/A
      c. Liquidated Contracts                               .00             N/A
      d. Repurchases                                        .00             N/A

 (34) Class M-1 Principal Balance                 45,200,000.00   1000.00000000
(34a) Class M-1 Pool Factor                          1.00000000

 (35) Class M-1 Percentage after prior
      Remittance Date                                      .00%

 (36) Class M-1 Percentage for such Remittance
      Date                                                 .00%

 (37) Class M-1 Percentage for the following
      Remittance Date                                      .00%

 (38) Class M-1 Principal Distribution:
      a. Class M-1                                          .00      0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                               .00

 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                  .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995

                                                     CUSIP#'S 393505-GJ5, GK2
                                                     REMITTANCE DATE:  9/15/95

                                                     Total $       Per $1,000
                                                     Amount         Original
                                                  -------------   -------------
Class B1 Certificates
-----------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                       1,525,057.06

(2)   Class B-1 Remittance Rate (7.85% unless
      Weighted Average Contract Rate is
      below 7.85%)                                         7.85%

(3)   Aggregate Class B1 Interest                    147,841.67      6.54166681

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                 .00             .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                    .00             .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                     .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                     .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date              .00

(9)   Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                 .00

(9a)  Class B Percentage for the following
      Remittance Date                                       .00

(10)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                .00

(11a) Class B1 Principal Shortfall                          .00

(11b) Unpaid Class B1 Principal Shortfall                   .00

(12)  Class B Principal Balance                   45,236,400.00

(13)  Class B1 Principal Balance                  22,600,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995
                                     Page 2

                                          CUSIP#'S    393505-GJ5, GK2
                                          REMITTANCE DATE:  9/15/95

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                    -------------   ----------
Class B2 and C Certificates
---------------------------
(12) Remaining Amount Available                      1,377,215.39

(13) Class B-2 Remittance Rate (8.10%
     unless Weighted Average Contract
     Rate is less than 8.10%)                               8.10%

(14) Aggregate Class B2 Interest                       152,795.70   6.75000000

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                    .00          .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                       .00          .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                 .00

(18) Class B2 Principal Liquidation Loss Amount               .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                .00

(20) Guarantee Payment                                        .00

(21) Class B2 Principal Balance                     22,636,400.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     Amount and Class B2 Distribution Amount;
     if the Company is the Servicer)                   206,168.95

(23) 3% Guarantee Fee                                1,018,250.74

(24) Class C Residual Payment

(25) Class M-1 Interest Deficiency on such
     Remittance Date                                          .00

(26) Class B-1 Interest Deficiency on such
     Remittance Date                                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 3

                                                     CUSIP#'S   393505-GJ5, GK2
                                                     REMITTANCE DATE:  9/15/95

                                                          Total $    Per $1,000
                                                          Amount      Original
                                                        ----------   ----------
(27)  Repossessed Contracts                             484,659.04

(28)  Repossessed Contracts Remaining
      in Inventory                                      703,929.49

(29)  Weighted Average Contract Rate                      11.60715

                                     GTFC
                                    1995-3
                                 August, 1995
                              Defaulted Contracts

                                                               Estimated
                                               Repurchase       Loss at
      Account#      Principal     Interest       Amount        Sale Date
      --------     ----------     --------     ----------     ----------
      29313394       7,920.69       48.71        7,969.40       6,758.28
      29313515      13,106.25       80.60       13,186.85       5,197.25
      41302663       4,772.51       29.35        4,801.36       3,845.78
      41302730      32,647.25      200.78       32,848.03       3,823.68
      77322770      16,656.24      102.43       16,758.67       2,209.14
                   ----------     -------       ---------     ----------

      TOTALS       $75,102.94     $461.87      $75,564.81     $21,834.13
                   ==========     =======      ==========     ==========

                                     GTFC
                                    1995-3
                                 August, 1995
                    Contracts Repurchased due to Breach of
                         Representation and Warranties

                                                        Repurchase
            Account#      Principal       Interest        Amount
            --------     -----------     ---------     -----------
            38400153       56,454.45        347.19       56,801.64
            52409183       77,199.72        474.78       77,674.50
            75423815       49,921.69        307.02       50,228.71
            80414597      140,125.84        861.77      140,987.61
            80414746       64,719.27        398.02       65,117.29
            96417919       82,506.78        507.42       83,014.20
                         -----------     ---------     -----------

            TOTALS       $470,927.75     $2,896.20     $473,823.95
                         ===========     =========     ===========